Labstyle Innovations (OTCBB: DRIO)
Corporate Presentation April 2013

DARIO


Kiosk
Aparat
Pogoda
Notatki
Przypomnienia
App Store
Kalkulator
Kompas
Dario
Blood glucose monitoring for a mobile age
Introducing LabStyle's Dario

Disclaimer Regarding Forward-Looking Statements

This presentation of LabStyle Innovations Corp. (the "Company") and statements of the Company's management or agents related thereto contain or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Words such as "seek," "intend," "believe," "plan," "estimate," "expect," "anticipate" and other similar expressions all denote forward-looking statements within the meaning of the Act. Factors that could cause or contribute to such differences include the Company's compliance with regulatory requirements, the Company's status as a new public company, the impact of current and any future competition, as well as other factors and risks discussed in the Company's filings with the U.S. Securities and Exchange Commission. Readers are cautioned that actual results may differ significantly from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

In addition, readers are cautioned that any estimates, forecasts or projections contained in this presentation or as may be discussed by Company management or its agents have been prepared by Company management in good faith on a basis believed to be reasonable. However, such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and no representation can be made as to their attainability. No representation or warranty (express or implied) is made or is to be relied upon as a promise or representation as to the future performance of the Company. Readers are cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformance with generally accepted accounting principles.



Dario highlights

- Diabetes: huge patient population, little innovation
- Dario: all-in-one stylish device, smart software, data analysis and sharing
- Better compliance, glycemic control, caregiver monitoring
- Robust commercial model: near term launch, online, full reimbursement, recurring disposable high margin strip revenue. Highly valuable database.

DARIO

A large and growing market

Global glucose self-monitoring equipment market


350m
diabetics
35-70m
users
10-20%
insulin dependent


$10b
$27b
2011
2022

DARIO

Glucose self-monitoring devices have not changed much over the past years


Reflolux S
FreeStyle
mini
1990s
2000s

DARIO

A **bulky** device that is **cumbersome** to carry around with you


Strips
Lancer
Device
93
mg
dL

DARIO

Uninspiring design



- Not aesthetically pleasing
- Poor quality materials
- They look all the same
- Poor ergonomics

DARIO

All data is lost after the measurement, no analysis and/or reporting


Your last measurement
10

DARIO

Current attempts combine hardware rather than creating a new customer experience

Phone + meter



104
good
GlucoDock®

Meter + lancer



10:38 16.03.03
5.8
mmol/l

DARIO

Enter Dario

Bulky	→	Compact
Cumbersome	→	Simple
Uninspiring	→	Beautiful
Dumb device	→	Personal data

Integrating everything in one beautiful device



- Patent-pending technology
- Smartphone-connected glucometer
- Lancing device
- Strip dispenser
- Data management & analysis
- Direct to Patient, In Europe 2013

DARIO


DARIO

Seamless integration with a smartphone app


Kiosk
Notatki
Kalkulator
Aparat
Przypomnienia
Kompas
Dario
Pogoda
App Store
Zegar

DARIO

More than just blood glucose levels


VIRGIN 3G
4:20 PM
Event Log
Today
103mg/dL
246carbs
2.3units
56mg/dL
16.07.12 Sunday
Measure
Data
Calculator
Log

Blood glucose

Food Intake

Insulin Recommendation

Data Analysis and Sharing

DARIO

Develop a detailed understanding of your blood sugar level


ORANGE
18:32
12%
Event Chart
Full days
mg/dL
360
280
200
120
80
0
130
100
120
100
180
130
90
3:00 AM
6:00 AM
9:00 AM
12:00 PM
3:00 PM
6:00 PM
Sun, Nov 25
Overview
Logbook
Timeline
Charts
My Profile
Supplies
Time Range
Last 7 Days
58
Tests
21
17
20
Lorem Ipsum
In Range: 120-180mg/dl
58
8.3
121.7
41
276

All encompassing product architecture


App
Smartphone
www
Data center
Measurement strip
Glucose meter
Websites
Desktop
Phone
Tablet
Other offerings
Pharma
Devices
Insurance
Strip dispenser

DARIO

Among the best strips available in the market

- Very fast - 5s
- Very small blood drop - 0.3µl
- No coding, one band
- Pure gold, laser patterning
- Oxidase biosensensor
- Wide range 10-600 mg/dl

Highly accurate


y = 1.037x + 0.471
R² = 0.998
SD GlucoMentor™ mg/dL
Reference: YSI*1.06, mg/dL
0
100
200
300
400
500
600
R²>0.99

Key revenue source

DARIO

Dramatically improving information flow among patients and care givers


Patient
REAL-TIME DATA
HISTORICAL DATA
TAILOR-MADE DATA
ANALYZED DATA
Physician
Dietitian
Nurse
Other care givers

Big Data at Its Best- Sample Future Applications

- Pattern Recognition to yield personalization of Insulin Regimen
- Innovative regimen tested in real time
- Real-Time Clinical studies (Recruitment; Data capture; Analysis)
- Prediction of Diabetes complications and the need for immediate actions



Patient
REAL-TIME DATA
HISTORICAL DATA
TAILOR-MADE DATA
ANALYZED DATA
Physician
Dietitian
Nurse
Other care givers

DARIO

Paradigm Shift for the Patient:

-Encouraged to test more frequently by multiple reminders systems
-Virtual rewards and online competitions to increase compliance
-Better monitoring and continuous complete records/ sugar profile
-Diabetic is carrying the device with him/her at all times
-No need to hide or feel insecure/ashamed
-Implement reminders, alerts and remote monitoring
-Inferring insulin intake from analyzing real-time data:
  -Blood glucose levels results
  -Number of measurement performed
  -Meals and carbohydrate intake
  -Drug consumption and insulin dose
-Monitoring of strip supply level/auto replenishment
-Online diabetic community
-Personalized, location-based recommendations


VIRGIN 3G 4:20 PM
Event Log


ORANGE 22:17 20%
Back
Data Entry
Search for food and restaurants
burge
Cheeseburger
Large Hamburger
Large Cheeseburger
Steak Sandwich
Veggie Burgers
Roast Beef Sandwich with Che...
Cheeseburger with Bacon and...


VIRGIN 3G 4:20 PM
Event Log
Today
103mg/dL
246Carbs
2.3units
56mg/dL
Log

Paradigm Shift for Care Givers:

-The user-friendly and styish device is designed to encourage compliance
-Caregivers (diabetes educator/General practitioner/Diabetes expert/Diabetes Diet expert) can obtain information and communicate with the patient on different levels.
-Online, real-time real time data sharing between caregivers for improved coordination and service
-With only a click, the relevant data- raw or analyzed- can be sent directly to the relevant caregiver
-Personalized regimen changes can be explored with immediate follow up

Paradigm Shift for Research:

-The model will create very quickly the largest (and ever growing) database, to be available for clinical research and epidemiology studies of the distribution and patterns of diabetes characteristics
-New regimen (testing; food; medication types, dosing and timing) could be easily explored for the creation of better diabetes management



Revenue Model highlights

- Recurring, high margin revenue from sales of strips
- Combining direct to consumers and distributors marketing
- Full reimbursement to patients
- Valuable data base (clinical studies; product partnerships etc.)

DARIO

Experienced management team





Oren Fuerst, PhD
CEO & Chairman

Seasoned medtech entrepreneur and investor
Former faculty Yale and Columbia Business School
Extensive experience in medical devices and data mgt



Prof. Itamar Raz MD
Head of Advisory Board

Head of Diabetes Unit, Hadassah Medical Center
Head, Israel National Council of Diabetes
President, Israel Diabetes Research Group



Shilo Ben-Zeev
COO & President

Former COO of Lifewave
Founder of D-Cure, a diabetes research foundation



Eyal Sandach
VP Manufacturing

20 years of experience in logistics and manufacturing
Formerly with American Medical Systems (AMS)



Tal Givoly
CTO

Former Chief Scientist of Amdocs
25+ years in software development
Software inventor with 25+ granted patents



Erez Raphael
VP R&D

20 years of experience in product design and development. Formerly with Amdocs and Nokia-Siemens

Board of Directors



Oren Fuerst, PhD
CEO & Chairman

Seasened entrepreneur and investor
Founder of Teval Global & Strategic Models
Former faculty Columbia Business School



Malcolm Hoenlein

CEO, Executive Vice-Chairman, Conference of Major American Jewish Organizations
Director, Council of Foreign Relations



Prof. Nahum Melumad PhD

Professor of Accounting and Business Law, Columbia Business School
Consultant to J&J, Bristol-Myers, GE



Adam Stern

Head of Private Equity Banking at Aegis Capital and CEO of SternAegis Ventures
Director inVivo, Organovo, Prolor



Shilo Ben-Zeev
COO

Former COO of Lifewave
Founder of D-Cure, a diabetes research company



David Weintraub MD
Co-Founder

Co-founder, Medical Director Ramat-Aviv MC
Serial entrepreneur and inventor
Founder of Versamed (acquired by GE)

DARIO

Promising regulatory outlook 2013-2014



- Anticipated 510(k) Class I&II software
- Clarified guidelines for software / glucose meters
- Many smartphone-based devices recently approved (Sanofi IBGStar)

- In-vitro diagnostics
- Similar, but faster than US filing

DARIO


DARIO
DESIGN
FOR YOUR
EVERYDAY
NOTHING HOLDS ME BACK
VIRGIN 3G
4:20 PM
136
12.7
Measure




Litter
Stops Here
42 St-
Bryant
Park







DARIO


Kiosk
Aparat
Pogoda
Notatki
Przypomnienia
App Store
Kalkulator
Kompas
Dario

Thank you